UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2020

Portola Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35935 (Commission File Number)	20-0216859 (IRS Employer Identification No.)

270 E. Grand Avenue South San Francisco, California (Address of Principal Executive Offices)	94080 (Zip Code)

Registrant’s telephone number, including area code: (650) 246-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	PTLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, Portola Pharmaceuticals, Inc., a Delaware corporation (“Portola” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 5, 2020, with Alexion Pharmaceuticals, Inc., a Delaware corporation (“Alexion”), and Odyssey Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of Alexion (“Purchaser”). Pursuant to the Merger Agreement, Purchaser conducted a tender offer (the “Offer”) to purchase all of the issued and outstanding shares of common stock of Portola, par value $0.001 per share (the “Shares”), at a price of $18.00 per Share (the “Offer Price”), net to the seller thereof in cash, without interest and subject to any applicable withholding taxes.

The Offer expired one minute after 11:59 p.m., Eastern Time, on July 1, 2020 (the “Offer Expiration Time”) as scheduled and was not extended. According to American Stock Transfer & Trust Company, LLC, the depositary for the Offer (the “Depositary”), 62,654,962 Shares were validly tendered and not validly withdrawn, which represented approximately 79.7% of the outstanding Shares as of the expiration of the Offer and a sufficient number of Shares such that the minimum tender condition to the Offer was satisfied. In addition, the Depositary has advised that Notices of Guaranteed Delivery have been delivered with respect to 2,701,052 additional Shares, representing approximately 3.4% of the outstanding Shares as of the expiration of the Offer. Each condition to the Offer was satisfied or waived, and Purchaser irrevocably accepted for payment all Shares that were validly tendered and not validly withdrawn.

On July 2, 2020, following consummation of the Offer, Purchaser merged with and into Portola (the “Merger”), with Portola surviving as a direct, wholly owned subsidiary of Alexion (the “Surviving Corporation”). The Merger was governed by Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with no vote of the stockholders of the Company required to consummate the Merger. At the effective time of the Merger, each Share, other than Shares held (i) by stockholders who validly exercised appraisal rights under Section 262 of the DGCL, (ii) by Alexion, Purchaser or any other direct or indirect wholly owned subsidiary of Alexion or Purchaser, (iii) in Portola’s treasury, or (iv) by Portola or any of its direct or indirect wholly owned subsidiaries, were canceled and converted into the right to receive the Offer Price, in each case without interest and subject to any applicable withholding taxes.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 7, 2020, which is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

As described in the Introductory Note above, on July 2, 2020, Purchaser irrevocably accepted for payment all Shares validly tendered and not validly withdrawn pursuant to the Offer, on or prior to the Offer Expiration Time. Shortly thereafter, the Merger was completed pursuant to Section 251(h) of the DGCL, with no vote of the stockholders of the Company required to consummate the Merger. Upon the consummation of the Merger, Portola became a direct, wholly owned subsidiary of Alexion.

The aggregate consideration paid by Purchaser in the Offer and Merger was approximately $1.4 billion, without giving effect to related transaction fees and expenses. Alexion provided Purchaser with the necessary funds to fund the Offer and the Merger through cash on hand.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the consummation of the Merger, the Company (i) notified the Nasdaq Global Select Market (“NASDAQ”) of the consummation of the Merger and (ii) requested that NASDAQ (A) suspend trading of the Shares effective before the opening of trading on July 2, 2020 and (B) file with the Securities and Exchange Commission a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company also intends to file with the Securities and Exchange Commission a Form 15 under the Exchange Act, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders

The information contained in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant

The information contained in the Introductory Note and Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the directors and officers of Purchaser as of immediately prior to the effective time of the Merger became the directors and officers of the Surviving Corporation. Aradhana Sarin, M.D. assumed the roles of Director and President of the Surviving Corporation, Michael Elloian assumed the roles of Director and Treasurer of the Surviving Corporation and Douglas Barry assumed the roles of Director and Secretary of the Surviving Corporation.

Information about Dr. Sarin, Mr. Elloian and Mr. Barry is contained in the Offer to Purchase, dated May 27, 2020, filed by Alexion and Purchaser as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO, originally filed with the SEC on May 27, 2020, which information is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the Merger Agreement, as of the effective time of the Merger, the Company’s amended and restated certificate of incorporation and the Company’s amended and restated bylaws were amended and restated in their entirety, as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of May 5, 2020, by and among Portola Pharmaceuticals, Inc., Alexion Pharmaceuticals, Inc. and Odyssey Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on May 7, 2020).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2020	PORTOLA PHARMACEUTICALS, INC.

	By:	/s/ Aradhana Sarin
Name: Aradhana Sarin
Title: Director and President